FIFTH SUPPLEMENTAL INDENTURE

                                       TO

                     INDENTURE DATED AS OF FEBRUARY 1, 1991

                           --------------------------


                           INDIANA GAS COMPANY, INC.,
                                     Issuer

                                       TO

                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                     Trustee

                           --------------------------


                          Dated as of December 28, 2000

                           --------------------------


                     7.15% INSURED QUARTERLY NOTES DUE 2015

                     7.45% INSURED QUARTERLY NOTES DUE 2030

                                Table of Contents

                                                                            Page
                                                                            ----
                                    ARTICLE 1
           Form and Terms of Insured Quarterly Notes Due 2015 and 2030

 SECTION 101.  Definitions....................................................2
 SECTION 102.  Establishment..................................................3
 SECTION 103.  Payment of Principal and Interest..............................4
 SECTION 104.  Denominations..................................................5
 SECTION 105.  Global Securities..............................................5
 SECTION 106.  Transfer and Exchange..........................................6
 SECTION 107.  Redemption at the Company's Option.............................6
 SECTION 108.  Special Redemption at the Holders' Option......................6

                                    ARTICLE 2
                          Special Insurance Provisions

 SECTION 201.  Consent of Insurer............................................10
 SECTION 202.  Events of Default and Remedies................................10
 SECTION 203.  Notices/Information to be Given to Insurer....................10
 SECTION 204.  Insurance Policy Payment Procedures...........................11
 SECTION 205.  Special Rules Regarding Trustee...............................13
 SECTION 206.  Application of Term "Outstanding" to IQ Notes.................14
 SECTION 207.  Insurer as Third Party Beneficiary............................14
 SECTION 208.  Concerning the Special Insurance Provisions...................14

                                    ARTICLE 3
                            Miscellaneous Provisions

 SECTION 301.  Ratification and Incorporation of Original Indenture..........14
 SECTION 302.  Acceptance of Trust...........................................14
 SECTION 303.  Recitals by Company...........................................14
 SECTION 304.  Amendments....................................................14
 SECTION 305.  Executed in Counterparts......................................15


EXHIBIT A - Form of 15-Year IQ Note
EXHIBIT B - Form of 30-Year IQ Note
EXHIBIT C - Form of Redemption Request

                  THIS FIFTH SUPPLEMENTAL INDENTURE, dated as of December 28, 2000, by and between INDIANA GAS COMPANY, INC., a corporation incorporated in Indiana and Ohio, 1630 North Meridian Street, Indianapolis, Indiana 46202-1496 (the "Company"), and U.S. BANK TRUST NATIONAL ASSOCIATION (formerly known as First Trust National Association, which was formerly known as Bank of America Illinois, which was formerly known as Continental Bank, National Association), a national banking corporation duly organized and existing under the laws of the United States of America, having its principal corporate trust office at 111 East Wacker Drive, Suite 300, Chicago, Illinois 60601 (the "Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Company has entered into an Indenture, dated as of February 1, 1991 (as amended prior to the date hereof, the "Original
Indenture", and together with this Fifth Supplemental Indenture, the "Indenture"), with the Trustee to provide for the issuance from time to time of the Company's unsecured debentures, notes or other evidences of indebtedness (the "Securities"), to be issued in one or more series;

                  WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form or terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture;

                  WHEREAS, the Company by corporate action duly taken has authorized the issuance of two series of Securities, the 15-Year IQ Notes and the 30-Year IQ Notes (as defined below), to contain such provisions as have been determined by the Board of Directors of the Company (or a duly authorized committee thereof), including certain provisions required in connection with the issuance of a financial guaranty insurance policy with respect to both series, and as are set forth in this Fifth Supplemental Indenture;

                  WHEREAS, all conditions have been complied with, all actions have been taken and all things have been done which are necessary to make the 15-Year IQ Notes and the 30-Year IQ Notes, when executed by the Company and authenticated by or on behalf of the Trustee, and when delivered as herein and in the Original Indenture provided, the valid obligations of the Company and to make this Fifth Supplemental Indenture a valid and binding supplemental indenture to the Original Indenture;

                  NOW, THEREFORE, for and in consideration of the agreements and obligations set forth herein and the purchase of the 15-Year IQ Notes and 30-Year IQ Notes by the Holders (as defined in the Original Indenture), it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the 15-Year IQ Notes and the 30-Year IQ Notes, as follows:

                                    ARTICLE 1

                       Form and Terms of Insured Quarterly
                             Notes Due 2015 and 2030

          SECTION 101. Definitions. For all purposes of this Fifth Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:

                    (i) except as otherwise expressly provided or unless the context otherwise requires, "Fifth Supplemental Indenture" means this instrument as originally executed or, if amended or supplemented pursuant to the applicable provisions of the Indenture, as so amended or supplemented;

                    (ii) terms used herein in capitalized form and defined in the Original Indenture, as supplemented to the date hereof, shall have the meanings specified in the Original Indenture;

                    (iii) the words "herein", "hereof" and "hereto" and other words of similar import used in this Fifth Supplemental Indenture refer to this Fifth Supplemental Indenture as a whole and not to any particular section or other subdivision of this Fifth Supplemental Indenture; and

                    (iv) the provisions of this Fifth Supplemental Indenture shall be read in conjunction with the provisions of the Original Indenture only with respect to the 15-Year IQ Notes and the 30-Year IQ Notes and the provisions of the Original Indenture shall not be modified by this Fifth Supplemental Indenture with respect to any other series of Securities Outstanding or to be Outstanding under the Original Indenture.

          The following defined terms used herein shall have the meanings specified below:

          "15-Year IQ Notes" shall have the meaning specified in Section 102 hereof.

          "30-Year IQ Notes" shall have the meanings specified in Section 102 hereof.

          "Beneficial Owner" shall have the meaning specified in Section 108 hereof.

          "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

          "Estate Redemption Date" shall have the meaning specified in Section 204(a) hereof.

          "IQ Notes" shall have the meaning specified in Section 102 hereof.

          "Indenture" shall have the meaning specified in the Recitals hereof.

          "Initial  Period"  shall have the  meaning  specified  in Section  108 hereof.

          "Insurance Trustee" means the United States Trust Company of New York, in New York, New York, or any successor thereto, as the Insurance Trustee under the Policy.

          "Insurer" means Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation.

          "Interest Payment Dates" means March 15, June 15, September 15 and December 15 of each year, beginning on March 15, 2001.

          "Maturity Date" shall mean the date on which the principal of an IQ Note or an installment of principal becomes due and payable as herein or therein provided, whether at Stated Maturity or by declaration of acceleration, call for redemption by the Company, notice of exercise of the redemption option referred to in Section 108 hereof, or otherwise.

          "Original Indenture" shall have the meaning specified in the Recitals hereof.

          "Original Issue Date" means December 28, 2000 with respect to both the 15-Year IQ Notes and the 30-Year IQ Notes.

          "Participant" shall have the meaning specified in Section 108 hereof.

          "Policy" means the financial guaranty insurance policy issued by the Insurer with respect to scheduled payments due for principal of and interest on, and mandatory redemption payments pursuant to Section 108 hereof on, the 15-Year IQ Notes and the 30-Year IQ Notes, as provided in such policy.

          "Redemption Request" shall have the meaning specified in Section 108 hereof.

          "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 1st calendar day of the month in which such Interest Payment Date falls.

          "Representative"  shall have the  meaning  specified  in  Section  108 hereof.

          "Stated Maturity" means December 15, 2015, in the case of the 15-Year IQ Notes, and December 16, 2030, in the case of the 30-Year IQ Notes.

          "Subsequent Period" shall have the meaning specified in Section 108 hereof.

          SECTION 102. Establishment. There are hereby established two series of Securities to be issued under the Indenture, designated as the "Indiana Gas Company, Inc. 7.15% Insured Quarterly Notes due December 15, 2015" (the "15-Year IQ Notes") and the "Indiana Gas Company, Inc. 7.45% Insured Quarterly Notes due December 16, 2030" (the "30-Year IQ Notes") (each referred to herein as a series of IQ Notes, and collectively as the "IQ Notes").

          There are to be authenticated and delivered $20,000,000 aggregate principal amount of 15-Year IQ Notes and $50,000,000 aggregate principal amount of 30-Year IQ Notes, and no further 15-Year IQ Notes or 30-Year IQ Notes shall be authenticated and delivered except as otherwise provided in the Original Indenture.

          Each series of IQ Notes shall be issued as a Global Security registered in the name of The Depository Trust Company (the "Depositary") or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all Outstanding IQ Notes of such series, except as otherwise provided in Section 105 hereof. The 15-Year IQ Notes shall be in substantially the form set forth in Exhibit A hereto, and the 30-Year IQ Notes shall be in substantially the form set forth in Exhibit B hereto.

          Each series of IQ Notes shall be dated the date of authentication thereof and shall bear interest from the Original Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as more fully set forth below.

          SECTION 103. Payment of Principal and Interest. The unpaid principal amount of each series of IQ Notes shall bear interest at the per annum rate of 7.15% with respect to the 15-Year IQ Notes, and 7.45% with respect to the 30-Year IQ Notes, until paid or duly provided for. The following terms apply to each series of IQ Notes, respectively:

          Interest shall be paid quarterly in arrears on each Interest Payment Date commencing on the Interest Payment Date next succeeding the Original Issue Date and, if applicable, on the Maturity Date. Payments of interest on the IQ Notes will include interest accrued from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest payments for the IQ Notes shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

          The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Holder(s) thereof as of the Regular Record Date for such Interest Payment Date. Any such interest that is not so punctually paid or duly provided for on any Interest Payment Date will forthwith cease to be payable to the Holders of the particular series of IQ Notes as of the close of business on such Regular Record Date and may either be paid to the Person or Persons in whose name such IQ Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the particular series of IQ Notes by the Trustee not less than ten (10) calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Original Indenture.

          Payment of the principal of and any interest on the IQ Notes due on the Maturity Date shall be made in immediately available funds, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, upon presentation and surrender of the applicable IQ Notes at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at 100 Wall Street, Suite 2000, New York, New York 10005, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Company may determine; provided, however, that if the Maturity Date falls on or after an Interest Payment Date then Holders presenting and surrendering IQ Notes on the Maturity Date will only be entitled to interest accruing on or after such Interest Payment Date. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made at the aforementioned office or agency maintained by the Company or, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register maintained by the Trustee or (ii) by wire transfer of immediately available funds at such place and to such account at a banking institution in the United States as may be designated in wire transfer instructions received in writing by the Trustee at least sixteen (16) days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

          In the event that any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment of principal and/or interest payable on such date shall be made on the next succeeding Business Day except that, if such Business Day is in the next succeeding calendar year, payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

          SECTION 104. Denominations. Each series of IQ Notes may be issued in minimum denominations of $1,000 and any integral multiples thereof.

          SECTION 105. Global Securities. Each series of IQ Notes will be issued in the form of one or more Global Securities registered in the name of the Depositary or its nominee. Beneficial Owners of interests in such Global Securities will not be considered the Holders thereof for any purpose under the Indenture. Except under the limited circumstances described below, no Global Security representing an IQ Note shall be exchangeable except for another Global Security of like denomination and tenor to be registered in the name of the Depositary or its nominee or a successor Depositary or its nominee, and interests in the IQ Notes represented by the Global Security will not be exchangeable for, and will not otherwise be issuable as, IQ Notes in certificated form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or its nominee. The rights of Holders of a Global Security shall be exercised only through the Depositary.

          A Global Security shall be exchangeable for individual IQ Notes of the same series and of like tenor and terms in certificated form and in an aggregate principal amount equal to the principal amount of such Global Security, registered in the names of Persons other than the Depositary or its nominee only if (i) the Depositary notifies the Company that it is at any time unwilling or unable to continue as Depositary for such Global Security, or if at any time the Depositary shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and, in either case, no successor Depositary shall have been appointed by the Company within ninety (90) days after the Company receives such notice or becomes aware of such ineligibility, (ii) if the Company in its sole discretion determines at any time that such Global Security shall be so exchangeable and delivers to the Trustee a Company Order to the effect thereto, or (iii) there shall have occurred and be continuing a default by the Insurer under the Policy. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for individual certificated IQ Notes of the applicable series registered in such names as the Depositary shall direct.

          SECTION 106. Transfer and Exchange. No service charge will be made for any transfer or exchange of IQ Notes, provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the transfer or exchange.

          The Company shall not be required (a) to issue, register the transfer of or exchange any IQ Notes of a series during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice identifying the serial numbers of the IQ Notes of such series selected for redemption under the Indenture and ending at the close of business on the day of the mailing, or (b) to register the transfer of or exchange any IQ Notes so selected for redemption in whole or in part, except the unredeemed portion of any IQ Note being redeemed in part.

          SECTION 107. Redemption at the Company's Option. Each series of IQ Notes shall be subject to redemption at the option of the Company, in whole or in part, without premium or penalty, at any time or from time to time on or after December 15, 2004, in the case of the 15-Year IQ Notes, and December 15, 2005, in the case of the 30-Year IQ Notes, in each case at a Redemption Price equal to 100% of the principal amount to be redeemed plus any unpaid interest accrued to the Redemption Date.

          In the event of redemption of a series of IQ Notes in part only, a new IQ Note or Notes of such series for the unredeemed portion will be issued in the name or names of the Holders thereof upon the presentation and surrender thereof, as set forth in Section 1103 of the Original Indenture.

          The IQ Notes will not have a sinking fund.

          Notice of redemption shall be given as provided in Section 1104 of the Original Indenture.

          Any redemption of less than all of a series of IQ Notes shall, with respect to the principal thereof, be divisible by $1,000.

          SECTION 108. Special Redemption at the Holders' Option. With regard to IQ Notes of any series, a "Beneficial Owner" means the Person who has the right to sell, transfer or otherwise dispose of an interest in an IQ Note and the right to receive the proceeds therefrom as well as the interest and principal payable to the Holder thereof. In general, a determination of beneficial ownership in the IQ Notes will be subject to the rules, regulations and procedures governing the Depositary and institutions that have accounts with the Depositary or a nominee thereof ("Participants").

          Unless the applicable series of IQ Notes has been declared due and payable prior to their Stated Maturity following an Event of Default with respect to such series, the Representative of a deceased Beneficial Owner of IQ Notes of such series has the right to require the Company to redeem all or part of such Beneficial Owner's interest in such series of IQ Notes, expressed in integral multiples of $1,000 principal amount, prior to Stated Maturity at 100% of the principal amount to be redeemed plus any unpaid interest accrued to the date of payment, and the Company will redeem the same subject to the limitations that the Company will not be obligated to redeem, during the period from the Original Issue Date through and including December 15, 2001 (the "Initial Period"), and during any twelve-month period which ends on and includes each December 15 thereafter (each such twelve-month period being hereinafter referred to as a "Subsequent Period"), as follows:

                    (i) with respect to the 15-Year IQ Notes: (1) on behalf of an individual deceased Beneficial Owner, any ownership interest in the 15-Year IQ Notes which exceeds a total principal amount of $25,000, or
          (2) ownership interests in the 15-Year IQ Notes of all Representatives of deceased Beneficial Owners so requesting redemption in an aggregate principal amount exceeding $600,000; and

                    (ii) with respect to the 30-Year IQ Notes: (1) on behalf of an individual deceased Beneficial Owner, any ownership interest in the 30-Year IQ Notes which exceeds a total principal amount of $25,000, or
          (2) ownership interests in the 30-Year IQ Notes for all Representatives of deceased Beneficial Owners so requesting redemption in an aggregate principal amount exceeding $1,500,000.

          The Company may, at its option, redeem an interest of any deceased Beneficial Owner of IQ Notes in the Initial Period or any Subsequent Period in excess of the $25,000 individual limitation applicable to each series. Any such redemption, to the extent that it exceeds the $25,000 per series individual limitation for any deceased Beneficial Owner, shall not be included in the computation of the $600,000 aggregate limitation, in the case of the 15-Year IQ Notes, or the $1,500,000 aggregate limitation, in the case of the 30-Year IQ Notes for such Initial Period or such Subsequent Period, as the case may be, or for any succeeding Subsequent Period. The Company also may, at its option, redeem interests of deceased Beneficial Owners of IQ Notes, in the Initial Period or any Subsequent Period, in an aggregate principal amount exceeding $600,000, in the case of the 15-Year IQ Notes, or $1,500,00, in the case of the 30-Year IQ Notes. Any such redemption, to the extent it exceeds such aggregate limitation for the applicable series of IQ Notes, shall not reduce the aggregate limitation for such series for any Subsequent Period.

          With respect to each series of IQ Notes, subject to the $25,000 individual limitation and the aggregate principal amount limitation applicable to such series for the Initial Period and each Subsequent Period, the Company will redeem the interest of such Beneficial Owner in the IQ Notes within 60 days following receipt by the Company of a Redemption Request from the Trustee. If Redemption Requests with respect to a series of IQ Notes exceed the aggregate principal amount of interests required to be redeemed during the Initial Period or any Subsequent Period, then such excess Redemption Requests will be applied in the order received by the Trustee to successive Subsequent Periods, regardless of the number of Subsequent Periods required to redeem such interests. With respect to each series of IQ Notes, the Company may at any time notify the Trustee that it will redeem, on a date not less than 30 nor more than 60 days thereafter, all or any such principal amount of IQ Notes of such series for which Redemption Requests have been received but which are not then eligible for redemption by reason of the $25,000 individual limitation or the applicable aggregate limitation. Any IQ Notes so redeemed shall be redeemed in the order of receipt of Redemption Requests by the Trustee.

          A request for redemption of an interest in the IQ Notes may be initiated at any time and in any principal amount in integral multiples of $1,000 by the personal representative or other Person authorized to represent the estate of the deceased Beneficial Owner or from a surviving joint tenant(s) or tenant(s) by the entirety of, or the trustee of a trust for, the deceased Beneficial Owner (each, a "Representative"). The Representative shall deliver a request to the Participant through whom the deceased Beneficial Owner owned such interest, in form satisfactory to the Participant, together with evidence of the death of the Beneficial Owner, evidence of the authority of the Representative satisfactory to the Participant, such waivers, notices or certificates as may be required under applicable state or federal law and such other evidence of the right to such redemption as the Participant shall require. The request shall specify the series and principal of the interest in the IQ Notes to be redeemed. The Participant shall thereupon deliver to the Depositary a request for redemption substantially in the form attached as Exhibit C hereto (each such request, a "Redemption Request").

          The Depositary will, on receipt of a Redemption Request, forward the same to the Trustee. The Trustee shall maintain records with respect to Redemption Requests received by it, including date of receipt, the name of the Participant filing the Redemption Request and the status of each such Redemption Request with respect to the $25,000 individual limitation and the applicable aggregate limitation applicable to the series of IQ Notes to be redeemed for the applicable Initial Period or Subsequent Period. The Trustee will immediately file with the Company each Redemption Request it receives, together with the information regarding the eligibility thereof with respect to the $25,000 individual limitation and the applicable aggregate limitation. The Depositary, the Company and the Trustee may conclusively assume, without independent investigation, that the statements contained in each Redemption Request are true and correct and shall have no responsibility for reviewing any documents submitted to the Participant by the Representative or for determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the IQ Notes to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner.

          The price to be paid by the Company for the IQ Notes to be redeemed pursuant to a Redemption Request is 100% of the principal amount thereof plus any unpaid interest accrued to the date of payment. Subject to arrangements with the Depositary, payment for interests in the IQ Notes which are to be redeemed shall be made to the Depositary upon presentation of IQ Notes to the Trustee for redemption in the aggregate principal amount specified in the Redemption Requests submitted to the Trustee by the Depositary which are to be fulfilled in connection with such payment.

          The principal amount of any IQ Notes of a series acquired or redeemed by the Company other than by redemption at the option of any Representative of a deceased Beneficial Owner pursuant to this Section 108 shall not be included in the computation of either the $25,000 individual limitation or the applicable aggregate principal amount limitation for such series for the Initial Period or for any Subsequent Period.

          For purposes of this Section 108, an interest in an IQ Note held in tenancy by the entirety, joint tenancy or by tenants in common will be deemed to be held by a single Beneficial Owner and the death of a tenant by the entirety, joint tenant or tenant in common will be deemed the death of a Beneficial Owner. The death of a person who, during such person's lifetime, was entitled to substantially all of the rights of a Beneficial Owner of an interest in IQ Notes will be deemed the death of such Beneficial Owner, regardless of the recordation of such interest on the records of the relevant Participant, if such rights can be established to the satisfaction of such Participant. Such interest shall be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, community property or other similar joint ownership arrangements, including individual retirement accounts or Keogh [H.R. 10] plans maintained solely by or for the decedent or by or for the decedent and any spouse, and trust and certain other arrangements under which one person has substantially all of the rights of a Beneficial Owner during such person's lifetime.

          Any Redemption Request may be withdrawn by the Representative(s) presenting the same upon delivery of a written request for such withdrawal given by the Participant on behalf of such Representative to the Depositary and by the Depositary to the Trustee not less than 60 days prior to payment thereof by the Company.

          The Company may, at its option, purchase any IQ Notes for which Redemption Requests have been received in lieu of redeeming such IQ Notes. Any IQ Notes so purchased by the Company shall either be reoffered for sale and sold within 180 days after the date of purchase or presented to the Trustee for redemption and cancellation. Any such acquisition of IQ Notes by the Company will not be included in the computation of the $25,000 individual limitation or the aggregate limitation applicable to the relevant series for the Initial Period or any Subsequent Period.

          With respect to each series of IQ Notes, during such time or times as such IQ Notes are not represented by a Global Security and are issued in certificated form, all references in this Section 108 to Participants and the Depositary, including the Depositary's governing rules, regulations and procedures shall be deemed deleted, all determinations which under this section the Participants are required to make shall be made by the Company (including, without limitation, determining whether the applicable decedent is in fact the Beneficial Owner of the interest in the IQ Notes to be redeemed or is in fact deceased and whether the Representative is duly authorized to request redemption on behalf of the applicable Beneficial Owner), all requests for redemption, to be effective, shall be delivered by the Representative to the Trustee, with a copy to the Company, and shall be in the form of a Redemption Request (with appropriate changes to reflect the fact that such Redemption Request is being executed by a Representative) and, in addition to all documents that are otherwise required to accompany a Redemption Request, shall be accompanied by the certificated IQ Note that is the subject of such request.

                                   ARTICLE 2

                          Special Insurance Provisions

          SECTION 201. Consent of Insurer.

          (a) Any provision of the Indenture expressly recognizing or granting rights in or to the Insurer may not be amended in any manner which materially affects the rights of the Insurer hereunder without the prior written consent of the Insurer.

          (b) In any instance in which the consent of all or a certain percentage of the Holders of a series of IQ Notes is required under the Indenture, the Insurer's consent shall be required in addition to any such required Holders' consent, so long as the Insurer is not in default under the Policy.

          SECTION 202. Events of Default and Remedies. Anything in the Indenture to the contrary notwithstanding, if an Event of Default with respect to a series of IQ Notes occurs and is continuing:

          (a) Consent of the Insurer upon Default. The Insurer shall be entitled to control and direct the enforcement of all rights and remedies granted to the Holders of such series or to the Trustee for the benefit of such Holders under the Indenture, including, without limitation, (i) the right to accelerate the principal of such series as provided in Section 202(b) below, and (ii) the right to rescind and annul any such declaration of acceleration; and the Insurer shall also be entitled to approve any waiver of a past default as provided under
Section 513 of the Original Indenture. Notwithstanding the foregoing, the Insurer's rights referred to in this Section 202(a) shall not apply to the Representatives' rights under Section 108 hereof.

          (b) Acceleration Rights. Upon the occurrence and continuance of an Event of Default with respect to a particular series of IQ Notes the Trustee may, with the consent of the Insurer, and shall, at the direction of the Insurer or not less than 33% of the Holders of such series of IQ Notes with the consent of the Insurer, by written notice to the Company and the Insurer, declare the principal of such series of IQ Notes to be immediately due and payable, whereupon that portion of the principal of the IQ Notes of such series thereby coming due and the interest thereon accrued to the date of payment shall, without further action, become and be immediately due and payable; provided, however, that if an Event of Default has occurred and is continuing with respect to more than one series of Securities under the Indenture, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, may make such declaration of acceleration, and not the Holders of the Securities of any one of such series.

          SECTION 203. Notices/Information to be Given to Insurer. With respect to each of the 15-Year IQ Notes and the 30-Year IQ Notes, so long as the Policy shall be in full force and effect, the Company and the Trustee agree to comply with the provisions set forth below in this Section 203.

          (a) Information to be provided by Company. The Company shall furnish to the surveillance department of the Insurer:

                    (i) as soon as practicable after the filing thereof with the Securities and Exchange Commission, a copy of any financial statements of the Company and a copy of any audit and annual report of the Company filed therewith;

                    (ii)  such   additional   information  as  the  Insurer  may
          reasonably request; and

                    (iii) a copy of any notice to be given to the Holders of such series of IQ Notes, including, without limitation, notice of any redemption of or defeasance of any such IQ Notes.

          (b) Information to be provided by Trustee. The Trustee or paying agent, as applicable, shall notify the office of the general counsel of the Insurer as follows:

                    (i) of any failure of the Company to provide relevant notices, certificates or other documents required to be provided under the Indenture to the Trustee with respect to such series of IQ Notes;

                    (ii) if at any time there are insufficient moneys to make any payments of principal and/or interest as required with respect to such series of IQ Notes; and

                    (iii) promptly upon the occurrence of any Event of Default under the Indenture.

          (c) Other Information Rights. The Company will permit the Insurer to discuss the affairs, finances and accounts of the Company with appropriate officers of the Company. In addition, the Trustee will permit the Insurer to have access to and to make copies of all books and records relating to such series of IQ Notes at any reasonable time. The Insurer will keep all such information confidential and will use such information solely for purposes of monitoring its responsibilities with respect to such series of IQ Notes.

          SECTION 204. Insurance Policy Payment Procedures. With respect to each of the 15-Year IQ Notes and the 30-Year IQ Notes, so long as the Policy shall be in full force and effect, the Company and the Trustee agree to comply with the provisions set forth below in this Section 204. In the event that the Company appoints a paying agent or new Security Registrar with respect to either such series of IQ Notes, all references to the Trustee in paragraphs (a) through (f) of this Section 204 shall be deemed instead to refer to such paying agent or Security Registrar, as applicable. References to the IQ Notes in paragraphs (a) through (f) of this Section 204 shall be deemed to refer to each of the 15-Year IQ Notes and the 30-Year IQ Notes, respectively.

          (a) At least one (1) Business Day prior to each Interest Payment Date, Stated Maturity or Estate Redemption Date, the Trustee will determine whether it holds sufficient funds for the payment of the principal of and/or interest on the IQ Notes due on such Interest Payment Date, Stated Maturity or Estate Redemption Date. If the Trustee determines that there will be insufficient funds available, the Trustee shall so notify the Insurer. Such notice shall specify the amount of the anticipated deficiency, the IQ Notes to which such deficiency is applicable (including, in the case of an interest in IQ Notes specified in a Redemption Request, the principal amount thereof and any unpaid interest accrued thereon that is subject to mandatory redemption on an Estate Redemption Date), and whether such deficiency will be as to principal or interest, or both. If the Trustee has so notified the Insurer at least one (1) Business Day prior to the relevant Interest Payment Date, Stated Maturity or Estate Redemption Date, the Insurer will make payments of principal and/or interest due on the relevant IQ Notes on or before the first (1st) Business Day next following the date on which the Insurer shall have received such notice of nonpayment from the Trustee. As used in this Section 204, an "Estate Redemption Date" shall be, with respect to each Redemption Request submitted to the Company by the Trustee, the sixtieth
(60th) day following the date of receipt by the Company of such Redemption Request from the Trustee, as described in Section 108 hereof. Interests in IQ Notes which are subject to mandatory redemption on any Estate Redemption Date consist of all or such portion of the principal amount of the IQ Notes specified in the relevant Redemption Request(s), together with any unpaid interest accrued thereon, which does not exceed the $25,000 individual limitation or the aggregate principal amount limitation applicable to the IQ Notes for the Initial Period or Subsequent Period in which such Estate Redemption Date falls.

          (b) With respect to notices of nonpayment of interest and/or principal applicable to all of the IQ Notes of the series, the Trustee shall, after giving notice to the Insurer as provided in Section 204(a) above, make available to the Insurer and, at the Insurer's direction, to the Insurance Trustee, the Security Register of the Company maintained by the Trustee and all records relating to the IQ Notes maintained under the Indenture.

          (c) The Trustee shall provide the Insurer and the Insurance Trustee with a list of Holders of the IQ Notes entitled to receive principal and/or interest payments from the Insurer under the terms of the Policy, including mandatory redemption payments for interests in IQ Notes specified in a Redemption Request, and shall make arrangements with the Insurance Trustee (i) to mail checks or drafts to the Holders of IQ Notes entitled to receive full or partial interest payments from the Insurer and (ii) to pay principal upon IQ Notes surrendered to the Insurance Trustee by the Holders of IQ Notes entitled to receive full or partial principal payments from the Insurer.

          (d) The Trustee shall, at the time it provides notice to the Insurer pursuant to Section 204(a) above, notify the Holders of IQ Notes entitled to receive the payment of principal and/or interest thereon from the Insurer (i) as to the fact of such entitlement, (ii) that the Insurer will remit to them all or a part of the interest payments due for payment upon proof of Holder entitlement such interest payments and delivery to the Insurance Trustee, in form reasonably satisfactory to the Insurance Trustee, of an appropriate assignment of the Holder's right to such payments, (iii) that in order to receive full payment of scheduled principal from the Insurer, they must surrender their IQ Notes (along with an appropriate instrument of assignment in form reasonably satisfactory to the Insurance Trustee to permit ownership of such IQ Notes to be registered in the name of the Insurer) for payment to the Insurance Trustee, and not the Trustee, and (iv) that in order to receive partial payment of scheduled principal from the Insurer, they must surrender their IQ Notes for payment thereon first to the Trustee, who shall note on such IQ Notes the portion of the principal paid by the Trustee and then, along with an appropriate instrument of assignment in form reasonably satisfactory to the Insurance Trustee, to the Insurance Trustee, which will then pay the unpaid portion of principal.

          (e) In the event that the Trustee has notice that any payment of principal of or interest on an IQ Note which has become Due for Payment (as defined in the Policy) and which is made to a Holder by or on behalf of the Company has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code by a trustee in bankruptcy or other appropriate person in accordance with the final, nonappealable order of a court having competent jurisdiction, the Trustee shall notify all Holders of IQ Notes of such series that in the event that any Holder's payment is so recovered, such Holder will be entitled to payment from the Insurer to the extent of such recovery if sufficient funds are not otherwise available from the Company, and the Trustee shall furnish to the Insurer its records evidencing the payments of principal of and interest on the IQ Notes which have been made by the Trustee and subsequently recovered from Holders and the dates on which such payments were made.

          (f) In addition to those rights granted the Insurer under the Indenture, the Insurer shall, to the extent it makes payments of principal of and/or interest on IQ Notes, become subrogated to the rights of the recipients of such payments in accordance with the terms of the Policy, and to evidence such subrogation (i) in the case of subrogation as to claims for past due interest, the Trustee shall note the Insurer's rights as subrogee on the Security Register of the Company maintained by the Trustee, upon receipt from the Insurer of proof of the payment of interest thereon to the Holders of such IQ Notes, and (ii) in the case of subrogation as to claims for past due principal, the Trustee shall note the Insurer's rights as subrogee on the Security Register of the Company maintained by the Trustee upon surrender of such IQ Notes by the Holders thereof, together with proof of the payment of principal thereof.

          SECTION 205. Special Rules Regarding Trustee

          (a) The Trustee or paying  agent,  if any, may be removed  pursuant to
Section 608 of the Original Indenture only with the consent of the Insurer, which consent shall not be unreasonably withheld.

          (b) The Insurer shall receive prior written notice from the Company of the resignation of any Trustee or paying agent.

          (c) Every successor Trustee appointed pursuant to Section 608 of the Original Indenture shall be a trust company or bank in good standing having a reported capital and surplus of not less than $75,000,000, and otherwise meeting the eligibility requirements set forth in Section 310 of the Trust Indenture Act of 1939, as amended. Any such successor Trustee shall be reasonably acceptable to the Insurer. Any successor paying agent, if applicable, shall not be appointed unless the Insurer approves such successor in writing, such approval not to be unreasonably withheld. Notwithstanding any other provision of the Indenture, if a successor Trustee with respect to a series of IQ Notes has not been accepted by the Insurer within 30 days after a written notice of removal or resignation has been delivered to the Company, the Trustee may petition a court of competent jurisdiction at the expense of the Company to appoint a successor trustee with respect to such series of IQ Notes.

          (d) Notwithstanding any other provision of the Indenture, in determining whether the rights of the Holders of a series of IQ Notes will be adversely affected by any action taken pursuant to the terms and provisions of the Indenture, the Trustee (or paying agent) shall consider the effect on such Holders as if there were no Policy with respect to such series.

          SECTION 206. Application of Term "Outstanding" to IQ Notes. In the event that the principal and/or interest due on a series of IQ Notes shall be paid by the Insurer pursuant to the Policy, such series of IQ Notes shall remain Outstanding for all purposes under the Indenture, not be considered defeased or otherwise satisfied and not be considered paid by the Company, and all covenants, agreements and other obligations of the Company to the Holders of such series under the Indenture shall continue to exist and shall run to the benefit of the Insurer, and the Insurer shall be subrogated to the rights of such Holders to the extent of each such payment.

          SECTION 207. Insurer as Third Party Beneficiary. To the extent that this Fifth Supplemental Indenture confers upon or gives or grants to the Insurer any right, remedy or claim under or by reason of the Indenture, the Insurer is hereby explicitly recognized as being a third-party beneficiary hereunder and may enforce any such right, remedy or claim conferred, given or granted hereunder.

          SECTION 208. Concerning the Special Insurance Provisions. The provisions of this Article 2 shall apply to each series of IQ Notes notwithstanding anything in the Indenture to the contrary, but only so long as the Policy with respect to such series of IQ Notes shall be in full force and effect and the Insurer is not in default thereunder.

                                   ARTICLE 3

                            Miscellaneous Provisions

          SECTION 301. Ratification and Incorporation of Original Indenture. From and after the date hereof, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture, as supplemented by this Fifth Supplemental Indenture, shall be read, taken and construed as one and the same instrument with respect to the 15-Year IQ Notes and the 30-Year IQ Notes.

          SECTION 302. Acceptance of Trust. The Trustee accepts the trusts created by the Original Indenture, as supplemented by this Fifth Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Original Indenture, as supplemented by this Fifth Supplemental Indenture.

          SECTION 303. Recitals by Company. The recitals contained in the Indenture and the 15-Year IQ Notes and the 30-Year IQ Notes, except the Trustee's certificate of authentication, are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the 15-Year IQ Notes and the 30-Year IQ Notes and of this Fifth Supplemental Indenture as fully and with like effect as if set forth herein in full.

          SECTION 304. Amendments. Notwithstanding any other provision hereof, all amendments to the Original Indenture made hereby shall have effect only with respect to the 15-Year IQ Notes and the 30-Year IQ Notes, and not with respect to the Securities of any other series created subsequent to the date hereof.

          SECTION 305. Executed in Counterparts. This Fifth Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          IN  WITNESS   WHEREOF,   each  party  hereto  has  caused  this  Fifth
Supplemental Indenture to be signed in its name and on its behalf by its duly authorized officers, all as of the date first above written.

ATTEST:                                   INDIANA GAS COMPANY, INC.


By:                                       By:
   -----------------------------             -----------------------------------


ATTEST:                                   U.S. BANK TRUST NATIONAL
                                          ASSOCIATION, as Trustee


By:                                       By:
   -----------------------------             -----------------------------------

                                    EXHIBIT A


                             FORM OF 15-YEAR IQ NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

REGISTERED
NO.                                                         CUSIP NO. 454758AL7


                            INDIANA GAS COMPANY, INC.

                          7.15% INSURED QUARTERLY NOTE
                              DUE DECEMBER 15, 2015

  Principal Amount:                 $________________

  Regular Record Date:              1st calendar day  of the month in which each
                                    Interest Payment Date falls

  Original Issue Date:              December 28, 2000

  Stated Maturity:                  December 15, 2015

  Interest Payment Dates:           March 15, June 15, September 15 and December
                                    15, commencing March 15, 2001

  Interest Rate:                    7.15% per annum

  Authorized Denomination:          $1,000

  Initial Redemption Date:          December 15, 2004

         Indiana Gas Company, Inc., a corporation incorporated in Indiana and Ohio (the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received, hereby promises to pay, without relief from valuation and appraisement laws, to ____________., or its registered assigns, the principal sum of _________________ DOLLARS ($____________) on the Stated Maturity shown above (or any Redemption Date, as defined on the reverse hereof, or any earlier date of acceleration of maturity) (each such date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date), and to pay interest thereon (and on any overdue principal or interest to the extent legally enforceable) at the Interest Rate specified above, until the principal hereof is paid or made available for payment. The Company will pay interest from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and, if applicable, on the Maturity Date. Payments of interest on this Note will include interest accrued from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest payments for this Note shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

         The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person (the "Holder") in whose name this Note (the "Note") is registered at the close of business on the Regular Record Date specified above next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for on any Interest Payment Date ("Defaulted Interest") will forthwith cease to be payable to the Holder at the close of business on the applicable Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

         Payment of the principal of and any interest in respect of this Note due on the Maturity Date will be made in immediately available funds, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, upon presentation and surrender of this Note at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at 100 Wall Street, Suite 2000, New York, New York 10005, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Company may determine; provided, however, that if the Maturity Date falls on or after an Interest Payment Date then Holders presenting and surrendering IQ Notes on the Maturity Date will only be entitled to interest accruing on or after such Interest Payment Date. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made at the aforementioned office or agency maintained by the Company or, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register maintained by the Trustee or (ii) by wire transfer of immediately available funds at such place and to such account at a banking institution in the United States as may be designated in writing by the Holder to the Trustee at least 16 days prior to such Interest Payment Date. Any such wire instructions received by the Trustee shall remain in effect until revoked by the Holder.

         In the event that any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, then the required payment of principal and/or interest payable on such date will be made on the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day. A "Business Day" shall mean any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

         Financial Guaranty Insurance Policy No. _________ (the "Policy") with respect to payments due for principal of and interest on this Note and, subject to certain annual principal amount limitations set forth in the Indenture and described on the reverse hereof, any payments in connection with the mandatory redemption of interests in this Note at the option of representatives of deceased Beneficial Owners thereof, has been issued by Ambac Assurance Corporation ("Ambac Assurance"). The Policy has been delivered to the United States Trust Company of New York as the Insurance Trustee under said Policy and will be held by such Insurance Trustee or any successor insurance trustee. The Policy is on file and available for inspection at the principal office of the
Insurance           Trustee,            currently           located           at
____________________________________________________________, and a copy thereof may be secured from Ambac Assurance or the Insurance Trustee. All payments required to be made under the Policy shall be made in accordance with the provisions thereof. The Holder of this Note acknowledges and consents to the subrogation rights of Ambac Assurance as more fully set forth in the Policy.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE HEREOF.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Indiana Gas Company, Inc. has caused this Note to be duly executed by one of its duly authorized officers.

                                          INDIANA GAS COMPANY, INC.


                                          By:
                                             -----------------------------------
                                             Title:


Dated:



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of
the series designated therein referred to in the within-mentioned Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Trustee

By:
   ---------------------------------------
          Authorized Signatory

                                [REVERSE OF NOTE]

                            INDIANA GAS COMPANY, INC.

               7.15% INSURED QUARTERLY NOTE DUE DECEMBER 15, 2015

          This Note is one of a duly authorized series of Securities of the Company issued and to be issued under an Indenture, dated as of February 1, 1991 (as amended by the Second Supplemental Indenture thereto dated as of September 15, 1991, and by the Fifth Supplemental Indenture dated as of December 28, 2000, herein referred to as the "Indenture"), between the Company and U.S. Bank Trust National Association (formerly known as First Trust National Association, which was formerly known as Bank of America Illinois, which was formerly known as Continental Bank, National Association), as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This
Note is one of the series designated on the face hereof as "7.15% Insured Quarterly Notes due December 15, 2015" (the "15-Year IQ Notes") in the aggregate principal amount of $_________, subject to the provisions of the Indenture. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture or on the face hereof, as the case may be.

          The Company shall have the right, subject to the terms and conditions of the Indenture, to redeem this Note at any time on or after December 15, 2004, at the option of the Company, without premium or penalty, in whole or in part, at a Redemption Price equal to 100% of the principal amount to be redeemed plus any unpaid interest accrued to the date fixed for redemption (the "Redemption Date"), on written notice given to the Holder hereof (in accordance with the provisions of the Indenture) not more than 60 nor less than 30 days prior to the Redemption Date.

          In the event of redemption of this Note in part only, a new 15-Year IQ Note or Notes for the unredeemed portion hereof will be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof. The 15-Year IQ Notes will not have a sinking fund.

          Unless this Note has been declared due and payable prior to Stated Maturity following an Event of Default, the Representative of a deceased Beneficial Owner of an interest in this Note may require the Company to redeem all or a part of such deceased Beneficial Owner's interest in this Note prior to Stated Maturity, in whole or in part in increments of $1,000, at 100% of the principal amount to be redeemed, plus any unpaid interest accrued to the date of payment, subject to certain limitations set forth in the Indenture. Subject to certain individual and aggregate limitations, and all as set forth more fully in the Fifth Supplemental Indenture, for interests in this Note to be redeemed pursuant to this special redemption option, the Trustee must receive from the Depositary a Redemption Request substantially in the form set forth as Exhibit C to the Fifth Supplemental Indenture and shall forward the same to the Company, whereupon the Company shall redeem the interests set forth in the Redemption Request within 60 days following its receipt of such Redemption Request from the Trustee. As used herein, "Representative" means the personal representative or other Person authorized to represent the estate of a deceased Beneficial Owner of an interest in this Note or a surviving joint tenant(s) or tenant(s) by the entirety of, or the trustee of a trust for, a Beneficial Owner of an interest in this Note.

          If an Event of Default with respect to the 15-Year IQ Notes shall occur and be continuing, the principal of this Note may, and in certain cases shall, be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture. So long as Ambac Assurance is not in default under the Policy, Ambac Assurance shall be entitled to control and direct all rights and remedies with respect to the 15-Year IQ Notes other than the rights of the Representatives referred to in the preceding paragraph.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of any series of the Securities at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of a majority of the aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal hereof or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by the Holder hereof or by such Holder's attorney duly authorized in writing, and thereupon one or more new 15-Year IQ Notes, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued by the Company to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary, except as required by law.

          This Note is issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, this
Note is exchangeable for a like aggregate principal amount of 15-Year IQ Notes of different authorized denominations but otherwise having the same terms and provisions, as requested by the Holder hereof surrendering the same.

          THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF INDIANA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT
TEN ENT - as tenants by the entireties    MIN ACT    - _______ Custodian _______
JT TEN  - as joint tenants with right of               (Cust)            (Minor)
          survivorship and not as tenants              Under Uniform Gifts
          in common                                          to Minors Act
                                                       _________________________
                                                                 (State)

             Additional abbreviations may also be used though not in
                                the above list.

                       ----------------------------------

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
          OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------- ----------------------

---------------------- ----------------------


--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)


--------------------------------------------------------------------------------
this Note and all rights thereunder hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:

            --------------     -------------------------------------------------

            --------------     -------------------------------------------------
                                        Notice:   The   signature(s)   on   this
                                        Assignment   must  correspond  with  the
                                        name(s) as written upon the face of this
                                        Note  in   every   particular,   without
                                        alteration or enlargement or any change whatsoever.

                                                                       EXHIBIT B


                             FORM OF 30-YEAR IQ NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

REGISTERED
NO.                                                         CUSIP NO. 454758AM5


                            INDIANA GAS COMPANY, INC.

                          7.45% INSURED QUARTERLY NOTE
                              DUE DECEMBER 16, 2030


  Principal Amount:                       $________________

  Regular Record Date:                    1st   calendar  day  of  the  month in
                                          which each Interest Payment Date falls

  Original Issue Date:                    December 28, 2000

  Stated Maturity:                        December 16, 2030

  Interest Payment Dates:                 March 15,  June 15,  September 15  and
                                          December 15, commencing March 15, 2001

  Interest Rate:                          7.45% per annum

  Authorized Denomination:                $1,000

  Initial Redemption Date:                December 15, 2005


          Indiana Gas Company, Inc., a corporation incorporated in Indiana and Ohio corporation (the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received, hereby promises to pay, without relief from valuation and appraisement laws, to _____________, or its registered assigns, the principal sum of _________________ DOLLARS ($____________) on the Stated Maturity shown above (or any Redemption Date, as defined on the reverse hereof, or any earlier date of acceleration of maturity) (each such date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date), and to pay interest thereon (and on any overdue principal or interest to the extent legally enforceable) at the Interest Rate specified above, until the principal hereof is paid or made available for payment. The Company will pay interest from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly in arrears on each Interest Payment Date as specified above, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and, if applicable, on the Maturity Date. Payments of interest on this Note will include interest accrued from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be. Interest payments for this Note shall be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.

          The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person (the "Holder") in whose name this Note (the "Note") is registered at the close of business on the Regular Record Date specified above next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for on any Interest Payment Date ("Defaulted Interest") will forthwith cease to be payable to the Holder at the close of business on the applicable Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

          Payment of the principal of and any interest in respect of this Note due on the Maturity Date will be made in immediately available funds, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, upon presentation and surrender of this Note at the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at 100 Wall Street, Suite 2000, New York, New York 10005, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Company may determine; provided, however, that if the Maturity Date falls on or after an Interest Payment Date then Holders presenting and surrendering IQ Notes on the Maturity Date will only be entitled to interest accruing on or after such Interest Payment Date. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made at the aforementioned office or agency maintained by the Company or, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register maintained by the Trustee or (ii) by wire transfer of immediately available funds at such place and to such account at a banking institution in the United States as may be designated in writing by the Holder to the Trustee at least 16 days prior to such Interest Payment Date. Any such wire instructions received by the Trustee shall remain in effect until revoked by the Holder.

          In the event that any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, then the required payment of principal and/or interest payable on such date will be made on the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day. A "Business Day" shall mean any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

          Financial Guaranty Insurance Policy No. _________ (the "Policy") with respect to payments due for principal of and interest on this Note and, subject to certain annual principal amount limitations set forth in the Indenture and described on the reverse hereof, any payments in connection with the mandatory redemption of interests in this Note at the option of representatives of deceased Beneficial Owners thereof, has been issued by Ambac Assurance Corporation ("Ambac Assurance"). The Policy has been delivered to the United States Trust Company of New York as the Insurance Trustee under said Policy and will be held by such Insurance Trustee or any successor insurance trustee. The Policy is on file and available for inspection at the principal office of the
Insurance           Trustee,            currently           located           at
____________________________________________________________, and a copy thereof may be secured from Ambac Assurance or the Insurance Trustee. All payments required to be made under the Policy shall be made in accordance with the provisions thereof. The Holder of this Note acknowledges and consents to the subrogation rights of Ambac Assurance as more fully set forth in the Policy.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH ON THE FACE HEREOF.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, Indiana Gas Company, Inc. has caused this Note to be duly executed by one of its duly authorized officers.

                                          INDIANA GAS COMPANY, INC.


                                          By:
                                             -----------------------------------
                                             Title:


Dated:



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of
the series designated therein referred
to in the within-mentioned Indenture.

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Trustee

By
  ---------------------------------------
          Authorized Signatory

                                [REVERSE OF NOTE]

                            INDIANA GAS COMPANY, INC.

               7.45% INSURED QUARTERLY NOTE DUE DECEMBER 16, 2030

          This Note is one of a duly authorized series of Securities of the Company issued and to be issued under an Indenture, dated as of February 1, 1991 (as amended by the Second Supplemental Indenture thereto dated as of September 15, 1991, and by the Fifth Supplemental Indenture dated as of December 28, 2000, herein referred to as the "Indenture"), between the Company and U.S. Bank Trust National Association (formerly known as First Trust National Association, which was formerly known as Bank of America Illinois, which was formerly known as Continental Bank, National Association), as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This
Note is one of the series designated on the face hereof as "7.45% Insured Quarterly Notes due December 16, 2030" (the "30-Year IQ Notes") in the aggregate principal amount of $_________, subject to the provisions of the Indenture. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture or on the face hereof, as the case may be.

          The Company shall have the right, subject to the terms and conditions of the Indenture, to redeem this Note at any time on or after December 15, 2005, at the option of the Company, without premium or penalty, in whole or in part, at a Redemption Price equal to 100% of the principal amount to be redeemed plus any unpaid interest accrued to the date fixed for redemption (the "Redemption Date"), on written notice given to the Holder hereof (in accordance with the provisions of the Indenture) not more than 60 nor less than 30 days prior to the Redemption Date.

          In the event of redemption of this Note in part only, a new 30-Year IQ Note or Notes for the unredeemed portion hereof will be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof. The 30-Year IQ Notes will not have a sinking fund.

          Unless this Note has been declared due and payable prior to Stated Maturity following an Event of Default, the Representative of a deceased Beneficial Owner of an interest in this Note may require the Company to redeem all or a part of such deceased Beneficial Owner's interest in this Note prior to Stated Maturity, in whole or in part in increments of $1,000, at 100% of the principal amount to be redeemed, plus any unpaid interest accrued to the date of payment, subject to certain limitations set forth in the Indenture. Subject to certain individual and aggregate limitations, and all as set forth more fully in the Fifth Supplemental Indenture, for interests in this Note to be redeemed pursuant to this special redemption option, the Trustee must receive from the Depositary a Redemption Request substantially in the form set forth as Exhibit C to the Fifth Supplemental Indenture and shall forward the same to the Company, whereupon the Company shall redeem the interests set forth in the Redemption Request within 60 days following its receipt of such Redemption Request from the Trustee. As used herein, "Representative" means the personal representative or other Person authorized to represent the estate of a deceased Beneficial Owner of an interest in this Note or a surviving joint tenant(s) or tenant(s) by the entirety of, or the trustee of a trust for, a Beneficial Owner of an interest in this Note.

          If an Event of Default with respect to the 30-Year IQ Notes shall occur and be continuing, the principal of this Note may, and in certain cases shall, be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture. So long as Ambac Assurance is not in default under the Policy, Ambac Assurance shall be entitled to control and direct all rights and remedies with respect to the 30-Year IQ Notes, other than the rights of the Representatives referred to in the preceding paragraph.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of any series of the Securities at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of a majority of the aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal hereof or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by the Holder hereof or by such Holder's attorney duly authorized in writing, and thereupon one or more new 30-Year IQ Notes, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued by the Company to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary, except as required by law.

          This Note is issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, this
Note is exchangeable for a like aggregate principal amount of 30-Year IQ Notes of different authorized denominations but otherwise having the same terms and provisions, as requested by the Holder hereof surrendering the same.

          THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF INDIANA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                                  ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common              UNIF GIFT
TEN ENT   - as tenants by the entireties      MIN ACT   - _____ Custodian ______
JT TEN    - as joint tenants with right of                (Cust)         (Minor)
            survivorship and not as tenants             Under Uniform Gifts to
            in common                                   Minors Act
                                                        ________________________
                                                            (State)

             Additional abbreviations may also be used though not in
                                the above list.

                       ----------------------------------

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
          OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------- ----------------------

---------------------- ----------------------

--------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

--------------------------------------------------------------------------------
this Note and all rights thereunder hereby irrevocably constituting and appointing

--------------------------------------------------------------------------------
Attorney to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:


            -------------------      -------------------------------------------

            -------------------      -------------------------------------------

                                        Notice:   The   signature(s)   on   this
                                        Assignment   must  correspond  with  the
                                        name(s) as written upon the face of this
                                        Note  in   every   particular,   without
                                        alteration or enlargement or any change whatsoever.

                                    EXHIBIT C

                           FORM OF REDEMPTION REQUEST



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                            INDIANA GAS COMPANY, INC.

                      [7.15/7.45]% INSURED QUARTERLY NOTES
                    due [December 15, 2015/December 16, 2030]
                                (the "IQ Notes")

                         CUSIP NO. [454758AL7/454758AM5]


          The undersigned, ___________________ (the "Participant"), pursuant to the provisions of that certain Indenture dated as of February 1, 1991, as supplemented, including the Fifth Supplemental Indenture dated as of December ___, 2000 (the "Indenture"), made by Indiana Gas Company, Inc. (the "Company") and U.S. Bank Trust National Association, as Trustee (the "Trustee"), does hereby certify to The Depository Trust Company (the "Depositary"), the Company and the Trustee that:

          1. _______________ [Name of deceased Beneficial Owner] is deceased.

          2. _______________ [Name of deceased Beneficial Owner] had a $______ interest in the above referenced IQ Notes.

          3.   _______________[Name   of   Representative]   is  _______________
[Beneficial Owner's personal representative/other person authorized to represent the estate of the Beneficial Owner/surviving joint tenant/surviving tenant by the entirety] of _______________ [Name of deceased Beneficial Owner] and has delivered to the undersigned a request for redemption in form satisfactory to the undersigned, requesting that $_______ principal amount of said IQ Notes be redeemed pursuant to said Indenture. The documents accompanying such request, all of which are in proper form, are in all respects satisfactory to the undersigned and the _______________ [Name of Representative] is entitled to have the IQ Notes to which this Request relates redeemed.

          4. The Participant holds the interest in the IQ Notes with respect to which this Request for Redemption is being made on behalf of _______________ [Name of deceased Beneficial Owner].

          5. The Participant hereby certifies that it will indemnify and hold harmless the Depositary, the Trustee, any paying agent and the Company
(including their respective officers, directors, agents, attorneys and employees), against all damages, loss, cost, expense (including reasonable attorneys' and accountants' fees), obligations, claims or liability incurred by the indemnified party or parties as a result of or in connection with the redemption of IQ Notes to which this Redemption Request relates. The Participant will, at the request of the Company, forward to the Company a copy of the documents submitted by _______________ [Name of Representative] in support of the request for redemption.


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          IN WITNESS  WHEREOF,  the  undersigned  has executed  this  Redemption
Request as of _________, _____.



                                          [PARTICIPANT NAME]


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------